Exhibit 99.1

Dollar Tree, Inc. to Host First Quarter Earnings Conference Call

CHESAPEAKE, Va. – May 11, 2023 – Dollar Tree, Inc. (NASDAQ: DLTR), will host its conference call for investors and analysts to discuss financial results for the first quarter ended April 29, 2023.

WHEN:	Thursday, May 25, 2023

9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call,

please dial 866-580-3963 for USA and Canadian calls.

WEBCAST:	Available on the investor relations section of the Company's website at https://corporate.dollartree.com/investors/news-events/ ir-calendar.

REPLAY:	A recorded version of the call will be available until midnight Wednesday, May 31, and may be accessed by dialing 866-583-1035. Please enter Passcode 1435784.

CONTACT:	Dollar Tree, Inc., Chesapeake

Randy Guiler

757-321-5284

www.DollarTree.com

DLTR-E